Provisions	6 Months Ended
Jun. 30, 2025
Provisions [abstract]
Provisions	Provisions
a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits
The variation experienced by the balance of the Pensions and other post-retirements obligations and other long-term employee benefits from 31 December 2024 to 30 June 2025, is mainly due to net provisions against equity for changes in financial assumptions and other experience adjustments, and also to benefit payments, premiums and contributions (see Note 11.d).
b)    Provisions for taxes and other legal contingencies and Other provisions
Set forth below is the detail, by type of provision, of the balances at 30 June 2025 and at 31 December 2024 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	EUR million
	30-06-2025	31-12-2024
Provisions for taxes	760	727
Provisions for employment-related proceedings (Brazil)	533	458
Provisions for other legal proceedings	1,475	1,532
Provision for customer remediation	615	1,001
Provision for restructuring	619	589
Other	807	744
	4,809	5,051
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Grupo Santander companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the Other heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk of the different offices of the Group.
Qualitative information on the main litigation is provided in Note 10.c.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
With respect to changes in provisions in the first six months of 2025, for employment and other legal proceedings, in Brazil, provisions of EUR 241 million and EUR 116 million were recorded, making payments of EUR 167 million and EUR 82 million, respectively.
c)    Litigation and other matters
i. Tax-related litigation
At 30 June 2025 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate Programa de Integraçao Social (PIS) and Contribuição para Financiamento da Seguridade Social (COFINS), extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The Federal Supreme Court also admitted the appeals related to the other Group entities both for PIS and COFINS. On June 13, 2023, the Federal Supreme Court ruled unfavorably two cases through General Repercussion (Theme 372), including Banco Santander (Brasil) S.A. case. The Bank has filed a new appeal, considering the possible loss as a contingent liability. The cases of the other Group entities are no longer susceptible of appeal and a provision has been recognized for the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (Imposto sobre a Renda das Pessoas Jurídicas - IRPJ - and Contribuçao Social sobre o Lucro Liquido -CSLL-) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals, which involves several cases, are pending decision in different administrative and judicial instances. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (Contribuição Provisória sobre Movimentação Financeira) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brasil), (currently Zurich Santander Brasil Seguros e Previdência S.A.), as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil) (currently Zurich Santander Brasil Seguros e Previdência S.A.), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. The Bank appealed before the Higher Chamber of CARF, and a final favourable decision was obtained in April 2024. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. In May and October 2024, the appeal related to period 2009 to 2012 was finally rejected by the CARF and the resolution was appealed at the Federal Justice. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL of year 2009 and 2019. The appeals are pending decision at the administrative level. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a suspensive judicial measure aiming to avoid the withholding income tax (Imposto sobre a Renda Retido na Fonte - IRRF), on payments derived from technology services provided by Group foreign entities. A favorable decision was handed down and an appeal was filed by the tax authority at the Federal Regional Court, where it awaits judgment. No provision was recognized as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. The tax assessment notices were appealed to the CARF. In 2024, the CARF issued a favourable partial decision on both infraction notices. In December 2024, the tax authorities issued a new infringement notice for 2019 and 2020. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 729 million, and for lawsuits that qualify as contingent liabilities is EUR 4,949 million.
At the date of approval of these interim financial statements, there are other less significant tax disputes.
ii. Non-tax-related proceedings
At 30 June 2025 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): AXA France IARD and AXA France Vie (former GE Capital Corporation Group entities, known as Financial Insurance Company Ltd (FICL) and Financial Assurance Company Ltd (FACL), acquired by AXA SA in 2015) (together, AXA France) brought a claim against (i) Santander Cards UK Limited (formerly known as GE Capital Bank Limited (GECB), which was acquired by Banco Santander, S.A. in 2008 and subsequently transferred to Santander UK plc); and (ii) Santander Insurance Services UK Limited (a Banco Santander, S.A. subsidiary) (SISUK and together with GECB the Santander Entities). The claim relates to the allocation of liability for compensation and associated costs in respect of a large number of PPI policies distributed by GECB pre-2005, which were underwritten by FICL and FACL.
On 25 July 2025, the Commercial Court of England and Wales handed down its judgment in relation to the claim brought by AXA France (the Judgment). It found against SISUK in relation to AXA France’s claim pursuant to an indemnity in an agency agreement entered into between GECB, FICL and FACL in 2000 and novated by GECB to SISUK in 2010. It also found GECB negligent in the sale of PPI policies, but this element of the claim was time barred to PPI policies sold in the period between 2002 and 2005 and overlaps with the indemnity claim. The order related to the Judgment requires SISUK to pay the amount of the judgment plus interest by 15 August.
The Santander Entities disagree with the Judgment. Following the Commercial Court’s refusal for permission to appeal, SISUK will seek permission directly from the Court of Appeal. To date, Group maintains provisions that reflect its best estimate of the exposure corresponding to this litigation in view of its risk assessment and the legal actions available to it.
No customers have suffered loss as a consequence of the claim brought by AXA France or the Judgment, nor does it impact upon past redress paid to customers for PPI complaints.
•Motor Finance Broker Commissions: following the Financial Conduct Authority’s (FCA) Motor Market review in 2019 which resulted in a change in rules in January 2021, Santander Consumer (UK) plc (SCUK) has received several of county court claims and complaints in respect of its historical use of discretionary commission arrangements (DCAs) prior to the 2021 rule changes. In January 2024 the FCA commenced a review of the use of DCAs between lenders and credit brokers (the FCA Review). Pending the conclusion of its review, the FCA first paused the handling of DCA complaints and then extended this to motor finance commission related complaints which are now paused until 4 December 2025. A claim was issued against SCUK, Santander UK plc and others in the Competition Appeal Tribunal , alleging that SCUK’s historical DCAs in respect of used car financing operated in breach of the Competition Act 1998. This is currently paused until the end of October 2025 connected to the outcome of the FCA Review.
The outcome of the FCA’s Review will likely be informed by an appeal to the Supreme Court heard in early April 2025 (with judgment pending) of the Court of Appeal’s judgment of October 2024 relating to two other lenders, and by an appeal to the Court of Appeal of the High Court’s judicial review of a final decision by the Financial Ombudsman Service against another lender, which has been adjourned pending the aforementioned Supreme Court decision.
On 11 March 2025 the FCA announced that if, considering the Supreme Court's decision, it concludes motor finance customers have lost out from widespread failings by firms, then it was likely it would consult on an industry-wide redress scheme. The FCA committed to updating the market on its proposed approach within 6 weeks of the Supreme Court’s decision.

In light of the Court of Appeal’s judgment of October 2024, the Santander UK Group recognised a provision of GBP 293 million (EUR 341.8 million) in its financial results for 2024. This included estimates for operational and legal costs and potential awards, based on various scenarios using a range of assumptions, including the outcomes of the appeals above. There continue to be significant uncertainties as to the extent of any misconduct, if any, as well as the perimeter of commission models, and the nature, extent and timing of any remediation action if required. As such, the ultimate financial impact could be materially different than the amount provided, and it is not practicable to quantify the extent of any remaining contingent liability.

•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A. (Delforca)) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa, S.A., parent of Delforca (Monesa) have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision has been appealed by Delforca, Monesa and the bankruptcy administrator. On 1 June 2023, the appeal hearing took place and on 15 November 2023 the Provincial Court of Barcelona rendered a judgment dismissing the appeals filed by Delforca, Monesa and the bankruptcy administrator and confirming the first instance judgment. Delforca and Monesa (not the bankruptcy administrator) have filed an appeal in cassation before the Supreme Court against the judgment of the Provincial Court of Barcelona.
Separately, Monesa, filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Planos Económicos': like the rest of the banking system in Brazil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to bank deposits (economic plans). At the end of 2017, an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban) with the purpose of closing the lawsuits was reached and was approved by the Supremo Tribunal Federal (the STF and the Collective Agreement). Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have proved the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, the STF approved the extension of the Collective Agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the Collective Agreement actions related to the 'Collor I Plan'. On May 2025, the STF issued the judgment recognizing the constitutionality of the Bresser, Verão, Collor I and II plans, guaranteeing savers the receipt of the amounts established in the Collective Agreement and setting a deadline of 24 months for new adhesions. As of 30 June 2025, the provision recorded for the economic plan proceedings amounts to EUR 176.3 million.
•Banco Popular´s acquisition: after the declaration of the resolution of Banco Popular, some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance with the aforementioned decision. Likewise, numerous appeals were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.
In relation to the appeals filed before the General Court of the European Union (EGC) and the Court of Justice of the European Union (CJEU), all appeals were either dismissed or discontinued. Currently, there are no ongoing appeals.
On the other hand, in relation to the lawsuits initiated by investors directly against Banco Santander, S.A. derived from the acquisition of Banco Popular, there are five preliminary rulings pending: three preliminary rulings referred by the First Instance Court No. 3 of Santa Coloma de Farners in April 2023 concerning pre-emptive subscription rights and the compatibility of the principles of proportionality and legal certainty with the bringing of legal actions by former holders of pre-emptive subscription rights and shares against the entity issuing the securities or against the entity succeeding it, which is currently suspended; and (ii) two preliminary rulings referred by the Supreme Court in November 2023 regarding a holder of subordinated bonds who filed a claim against Banco Popular before the resolution; and which will be resolved by the CJEU on 11 September 2025.

On 4 March 2024, in the context of preliminary proceedings 42/2017, the Central Court of Instruction No. 4 issued a ruling transforming the proceedings into Summary Proceedings and terminating the investigation phase. The ruling considers that the circumstantial evidence resulting from the investigation which could constitute a crime is basically the following: (i) an alleged misrepresentation in the prospectus of the 2016 capital increase of Banco Popular; (ii) an alleged misrepresentation in the annual accounts of Banco Popular for 2015, the interim financial statements for 2016 and the annual accounts for 2016; and (iii) the offer to the market of a distorted amount of regulatory capital, after the capital increase of 2016 (for allegedly having been granted by Banco Popular financing to clients for the subscription of shares in the aforementioned capital increase, without discounting it from the regulatory capital). According to the aforementioned ruling, these facts could constitute the crimes of fraud of investors (art. 282 of the Criminal Code) and accounting falsehood (art. 290 of the Criminal Code). All appeals filed against the ruling have been dismissed.
The accusing parties, including the Public Prosecutor's Office, filed their indictment briefs on 28 October 2024, which included requests for compensation for civil liability and the request that not only the defendants but also several entities are held liable for such compensation, including Banco Santander, S.A., the auditing firm and several insurance companies. Following the filing of the indictment briefs, on 22 November 2024, the Court (Investigating Judge) issued an order for the opening of the oral trial against the defendants and civil liability parties, including Banco Santander, S.A. as a possible civil liable party. However, in line with what was determined by the Spanish National Court and confirmed by the Supreme Court concerning the hypothetical succession of Banco Popular by Banco Santander, S.A., the oral trial has not been opened against the Bank as possible direct civil liable party.
The order to open the oral trial states that the plaintiffs have requested compensation for civil liability for a total amount of EUR 2,277.65 million. Additionally, the order rejects the imposition of the guarantee requested by several of the accusing parties, considering that it is unnecessary to secure the outcome of the trial. The defendants and potential civil liable parties submitted their defense writs on 4 February 2025. After that, the proceedings will be forwarded to the Criminal Chamber of the National Court for the oral trial.

Regarding the civil liability, the Bank considers that it has no subsidiary civil liability, in light of the CJEU’s rulings issued (i) on 5 May 2022, determining that Directive 2014/59/EU of the European Parliament and of the Council does not allow that, after the total redemption of the shares of the share capital of a credit institution or an investment services company subject to a resolution procedure, the shareholders who have acquired shares within the framework of a public subscription offer issued by said company before the start of such a resolution procedure, exercise against that entity or against its successor, an action for liability for the information contained in the prospectus, under Directive 2003/71/EC of the European Parliament and of the Council, or an action for annulment of the subscription contract for those shares, which, taking into account its retroactive effects, gives rise to the restitution of the equivalent value of said shares, plus the interest accrued from the date of execution of said contract; and (ii) on 5 September 2024, confirming that Directive 2014/59 precludes, after the total write down of the shares in a credit institution under resolution, that persons who have purchased (a) capital instruments that have been converted into shares in that credit institution before the adoption of resolution measures against it, or (b) capital instruments which, in the context of that procedure, have been converted into shares in that credit institution, which were subsequently transferred to another credit institution, from bringing, against that institution or against its successor entity, an action for damages on the basis of flawed and incorrect information provided in the prospectus or a declaration of nullity. Notwithstanding the foregoing, the Spanish National Court has stated that this issue shall be resolved within the ongoing proceedings.

The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. On 15 December 2024, Banco Santander, S.A., proceeded to redeem in advance voluntarily all bonds in circulation regarding such commercial action. The CJEU judgements of 5 May 2022 and of 5 September 2024 referred above, represented a very significant reduction in the risk associated with these claims.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of material financial consequences (penalties and/or disgorgement of proceeds), cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.
•Banco Santander, S.A. was sued in a legal proceeding in which the plaintiff alleges that the Bank breached his contract as CEO of the institution: in the lawsuit, the claimant mainly requested a declaratory ruling upholding the existence, validity and effectiveness of such contract and its enforcement together with the payment of certain amounts. For the case that the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the legal action stating that the conditions to which the appointment of that position was subject to were not met; that the executive services contract required by law was not concluded; and that in any case, the parties could terminate the contract without any justified cause.
On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million. On 9 December 2021, the Court upheld the claim and ordered the Bank to compensate the claimant in the amount of EUR 67.8 million. By court order of 13 January 2022, the Court corrected and supplemented its judgment, reducing the total amount to be paid by the Bank to EUR 51.4 million and clarifying that part of this amount (buy out) was to be paid under the terms of the offer letter, i.e., entirely in Banco Santander shares, within the deferral period for this type of remuneration at the plaintiff's former employer and subject to the performance metrics or parameters of the plan in force at the Bank, which was that of 2018. As explained in note 5 of the report of the consolidated annual accounts of the year 2022, the degree of performance of these objectives was 33.3%.
The Bank filed an appeal against the judgment before the Madrid Court of Appeal, which was opposed by the plaintiff. At the same time, the plaintiff filed an application for provisional enforcement of the judgment in the First Instance Court. A court order was issued ordering enforcement of the judgment, and the Bank deposited in the court bank account the full amount provisionally awarded to the claimant, including interest, for an approximate sum of EUR. 35.5 million, within the voluntary compliance period.
On 6 February 2023, Banco Santander was notified with the judgment of 20 January 2023 by which the Madrid Court of Appeal partially upheld the appeal filed by the Bank. The judgment has reduced the amount to be paid by EUR 8 million, which, to the extent that this amount was already paid in the provisional partial enforcement of the judgement of first instance court, must be returned to the Bank together with other amounts for interest, which the appeal judgement also rejects. The plaintiff deposited circa EUR 9.6 million. This amount was received by the Bank on 11 July 2023. On 11 April 2023, the Bank filed an extraordinary appeal for procedural infringement and an appeal in cassation against the Madrid Court of Appeal’s judgment before Spanish Supreme Court. The extraordinary and cassation appeals submitted by the Bank were accepted on 26 March 2025 and are pending to be resolved. Existing provisions cover the estimated risk of loss.
•CHF Polish Mortgage Loans: on 3 October 2019, the CJEU rendered its decision in relation to a judicial proceeding against an unrelated bank in Poland regarding the consequences of potentially unfair contractual clauses in CHF-Indexed loan agreements. The CJEU left it up to national courts to decide in this regard, indicating that it is possible to invalidate a contract if it cannot be maintained without the abusive terms and there are no explicit supplementary provisions that can replace these terms.
On 15 June 2023, the CJEU issued its judgment in Case C-520/21, in which it confirmed that it is national law that is relevant to determine the effect of cancellation of a contract - respecting the principles arising from Directive 93/13/EEC. According to the ruling of the CJEU in that case, the bank's claims in excess of the repayment of the nominal amount of the loan's principal and, as the case may be, the payment of default interest are contrary to the objectives of Directive 93/13/EEC if they were to lead to a profit analogous to the one it intended to make from the performance of the contract and thus eliminate the deterrent effect.
On 25 April 2024, the Civil Chamber of the Supreme Court rendered a decision according to which: (i) in the event that a provision of an indexed or denominated loan agreement relating to the manner of determining the exchange rate of a foreign currency constitutes an abusive contractual term and is not binding, based on the current case law, it is not possible for this provision to be replaced by any other method of determining exchange rates under the law or prevailing practices; (ii) in the event that it is not possible to determine a foreign currency exchange rate binding for the parties in an indexed or denominated credit agreement, the agreement is not binding. Further, referring to the issues related to the cancellation of a credit agreement, the Supreme Court pointed out that: (i) if the bank has paid all or part of the credit amount to the borrower and the borrower has made repayments of the credit, independent claims for the repayment of the undue payment arise in favour of each party (the so-called two condition theory); (ii) the limitation period of the bank's claim for reimbursement of amounts paid under the credit begins from the day following the day on which the borrower challenged the bindingness of the terms of the agreement; (iii) there is no legal basis for either party to claim interest or other benefits for the use of its funds during the period between the undue payment and the date when the repayment became due. The criteria set out by the Supreme Court in its decision could clarify the previous decisions described above. Nine judges of the Supreme Court declined to participate in the resolution raising questions of a constitutional nature and six judges submitted dissenting opinions mainly on issues related to the maintenance of the agreement after the elimination of abusive clauses.
Santander Bank Polska and Santander Consumer Bank Poland estimate legal risk using a model which considers different possible outcomes and regularly monitor court rulings on foreign currency loans to verify changes in case law practice, including the impact of the aforementioned Supreme Court resolution on this case law. The Bank is reaching settlements with customers who have taken legal action as well as with those who have not yet decided to file a lawsuit. The settlement scenario is reflected in the model used to calculate provisions for legal risks.
As of 30 June 2025, Santander Bank Polska S.A. and Santander Consumer Bank S.A. maintained a portfolio of loans affected by the legal risk connected with CHF mortgage for an approximate gross amount of PLN 4,435.6 million (EUR 1,045.6 million). As of 1 January 2022, in accordance with IFRS 9 and based on the new best available information, the accounting methodology was adapted so that the gross carrying amount of mortgage loans denominated and indexed in foreign currencies is reduced by the amount in which the estimated cash flows are not expected to cover the gross amount of loans, including as a result of legal controversies relating to these loans. In the absence of exposure or insufficient gross exposure, a provision according to IAS 37 is recorded.
As of 30 June 2025, the total value of adjustment to gross carrying amount in accordance with IFRS9 as well as provisions recorded under IAS37, amount to PLN 6,508.7 million (EUR 1,534.4 million) of which PLN 4,110.6 million (EUR 969.1 million) corresponds to adjustment to gross carrying amount under IFRS 9 and PLN 2,398.1 million (EUR 565.3 million) to provisions recognized in accordance with IAS 37. The adjustment to gross carrying amount in accordance with IFRS9 during the first semester of 2025 amounted to PLN 58.1 million (EUR 13.5 million), the additional provisions under IAS 37 amounted to PLN 671.9 million (EUR 158.8 million). Other costs related to the dispute amounted to PLN 318.1 million (EUR 75.2 million).
The above figures include Santander Bank Polska and Santander Consumer.
These provisions represent the best estimate as of 30 June 2025. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess the appropriateness of those provisions.
•Banco Santander Mexico: dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, Alfa and the Trust). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
Santander Mexico has filed various constitutional reviews and appeals against the recurso de amparo referred to above, which have been dismissed by the Supreme Court of Justice of the Nation. As of this date, an amparo review filed by the Bank is pending to be resolved in the Collegiate Courts in the State of Nuevo León, thus the judgment is not final.
The Bank asked the Supreme Court of Justice of the Nation to take up the matter. what was accepted and consequently, the Supreme Court of Justice will resolve the matter. In addition, the Bank presented a recurso de reclamación against the non-admission of the recurso de revisión extraordinario issued by the then president of the Supreme Court of Justice of the Nation. On 25 June 2025, such recurso de reclamación was accepted and, consequently, the resolution of the recurso de revisión extraordinario against the judgment which condemned the Bank is now pending.
Santander México believes that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time. At the current stage of the proceedings, the provisions recorded are considered to be sufficient to cover the risks deriving from this claim.
•Mortgage Expenses: In December 2015 the Spanish Supreme Court ruled that mortgage clauses relating to the payment of fees associated to formalizing the mortgage were abusive. On 27 November 2018, the Supreme Court agreed that the taxpayer of the documented legal acts stamp duty tax (IAJD) on the mortgage loans should be the borrower. On 9 November 2018, RDL 17/2018 came into force and modified the Law of the IAJD, establishing that the taxpayer is the Bank. On 23 January 2019, the Supreme Court ruled the distribution of the same must be 50% between the Bank and the borrower in public notary expenses and agency expenses. The Supreme Court also ruled that the Bank must pay 100% of the Registry. On 26 October 2020, the Supreme Court ruled that the Bank is fully responsible for the management expenses; and on 27 January 2021, the Supreme Court ruled that the Bank is also responsible for the valuation expenses.
In relation to the statute of limitations, on 25 April 2024, two judgments were rendered (cases C-561/21 and C-484/21) in which the Court of Justice of the European Union (CJEU) stated that the commencement of the statute of limitations for the annulment of the mortgage expenses shall be fixed on the moment when the consumer has an effective knowledge of the abusive nature of the clause and its effects and that this date must not be fixed (a) on the date of payment of such expense nor of the execution of the agreement; (b) when the Supreme Court has handed down judgments stating the abusive nature of a clause similar to the one included in the consumer contract; nor (c) when the CJEU has handed down judgments confirming that the statute of limitations for the annulment of contractual provisions is valid subject to its compliance with the principles of equivalence and effectiveness.
The Supreme Court has confirmed this criterion in its 14 June 2024 judgment, establishing that the public dissemination of case-law declaring the abusive nature of a clause does not necessarily give rise to the limitation period of the reimbursement action derived from similar clauses. However, the 4 July 2024 judgment, rendered in the case C-450/22, the CJEU has established that it cannot be excluded a priori that, as a consequence of the occurrence of an objective event or of a notorious event, such as the amendment of the applicable legislation or a widely disseminated and debated development of jurisprudence, the court considers that the average consumer's overall perception of the floor clause has changed during the reference period and has enabled him to become aware of the potentially significant economic consequences arising from such clause. A further preliminary question concerning the statute of limitations of the annulment of mortgage expenses has been raised before the CJEU by the First Instance Court No 8 of La Coruña. In December in 2024, the Supreme Court handed down two additional judgments regarding statute of limitations, in which it determines that the date to be considered for the purposes of the application of Directive 93/1994 and, consequently, the statute of limitations detailed in its previous judgments, is 31 December 1994 (i.e. the date when the deadline for its transposition ended). This is based on the principle of interpretation in accordance with directives not transposed (applicable once their transposition period has expired). The recorded provision includes the best estimate of Group’s liability for this matter.
Banco Santander, S.A. and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.
With the information available to it, the Group considers that, at 30 June 2025, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Those cases in which provisions have been registered but are not disclosed are justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, the Group believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.